UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest

event reported): February 17, 2017

B. Riley Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495

(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

21255 Burbank Boulevard, Suite 400, Woodland Hills, California 91367

(Address of principal executive offices and zip code)

(818) 884-3737

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On February 17, 2017, B. Riley Financial, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FBR & Co. (“FBR”), pursuant to which FBR will merge with and into the Company (or a subsidiary of the Company), with the Company (or its subsidiary) as the surviving corporation (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of FBR common stock, par value $0.001 per share (“FBR Common Stock”), excluding certain specified shares, will be converted into the right to receive 0.671 of a share of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”).

In addition, prior to the closing of the Merger, the board of directors of FBR (the “FBR Board”) may declare and pay a cash dividend (the “Pre-Closing Dividend”) to holders of FBR Common Stock and FBR equity awards. The Pre-Closing Dividend on a per share basis will be equal to the value of cash and certain specified investments on FBR’s balance sheet in excess of $33,500,000 divided by the total number of fully diluted shares of FBR Common Stock outstanding (subject to certain adjustments if the Pre-Closing Dividend would be equal to or more than $8.50 per fully diluted share of FBR Common Stock).

The Company and FBR have made customary representations, warranties and covenants in the Merger Agreement for a transaction of this nature. The Company and FBR have also agreed, among other things, to covenants relating to (i) the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) facilitating FBR’s shareholders’ and the Company’s stockholders’ consideration of, and voting upon, the adoption or approval of the Merger Agreement and certain related matters (including, in the case of the Company, the approval of the issuance of shares of Company Common Stock in connection with the Merger (the “Share Issuance”), (iii) the recommendation by the FBR Board in favor of the Merger Agreement, (iv) the recommendation of the board of directors of the Company (the “Company Board”) in favor of the approval of the Share Issuance and certain related matters, and (v) the use of their respective reasonable best efforts to obtain necessary regulatory approvals and to do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the Merger. In addition, FBR has agreed to non-solicitation obligations relating to alternative business combination transactions subject to certain exceptions.

Consummation of the Merger is subject to certain closing conditions, including: (i) the approval of the Merger Agreement by the holders of a majority of the outstanding shares of FBR Common Stock as of the applicable record date, (ii) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Company Common Stock as of the applicable record date, (iii) the approval of the Share Issuance by a majority of the votes cast on the issuance, (iv) the absence of any law or order prohibiting the Merger or the other transactions contemplated by the Merger Agreement, (v) the receipt of certain required regulatory approvals that do not contain materially burdensome regulatory conditions, subject to certain exceptions and (vi) effectiveness of the registration statement for the Share Issuance. The obligation of each party to consummate the Merger is also conditioned upon the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers), the other party’s performance in all material respects of its obligations contained in the Merger Agreement and the receipt by such party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The obligation of the Company to consummate the Merger is also conditioned upon FBR having $33,500,000 in cash and certain specified investments at the Effective Time.

The Merger Agreement contains certain termination rights for both the Company and FBR, including (i) if the consummation of the Merger is legally prohibited or enjoined, (ii) the failure of the Merger to be consummated by September 30, 2017 (the “Outside Date”) or (iii) in the event that the approval of FBR shareholders or the Company’s stockholders is not obtained. In addition, in certain circumstances, the Company may terminate the Merger Agreement prior to FBR’s shareholder approval of the Merger in the event that (A) FBR materially breaches certain non-solicitation obligations relating to alternative business combination transactions, (B) the FBR Board changes its recommendation or (C) the FBR Board recommends a tender offer or fails to recommend against such tender offer within 10 business days after commencement thereof. The Merger Agreement also provides that FBR will be obligated to pay a termination fee of $5 million to the Company if the Merger Agreement (i) is terminated by the Company in the circumstances described in the preceding sentence or (ii) (A) if an acquisition proposal is made to FBR or to its shareholders publicly, (B) the Merger Agreement is terminated for failure to consummate the Merger by the Outside Date or for failure to obtain the approval of FBR’s shareholders and (C) FBR enters into a definitive agreement with respect to or consummates certain acquisition proposals within 12 months of termination of the Merger Agreement.

The Merger Agreement further provides that, at or prior to the Effective Time, the number of directors comprising the full Company Board will be increased by one, with Richard J. Hendrix, Chairman, President and Chief Executive Officer of FBR, being appointed to fill the new seat in accordance with the terms of the employment agreement described below.

In connection with the execution of the Merger Agreement, on February 17, 2017, B. Riley & Co., LLC and the Company entered into an employment agreement with Mr. Hendrix, which provides that, following the closing of the Merger, Mr. Hendrix will become President and Chief Executive Officer of the combined business of FBR and B. Riley & Co., LLC and will be appointed to the Company Board, contingent on Mr. Hendrix remaining employed by FBR through the closing of the Merger.

Voting Agreements

On February 17, 2017, certain officers and directors of FBR entered into voting agreements with the Company with respect to shares of FBR Common Stock held by such officers or directors, and certain officers and directors of the Company entered into voting agreements with FBR with respect to shares of Company Common Stock held by such officers or directors (collectively, the “Voting Agreements”) on substantially the same terms, as described below.

The Voting Agreements generally require each stockholder party thereto (each a “Stockholder,”) in his or her capacity as a stockholder, to vote all of the shares of common stock over which such Stockholder has voting control in favor of adoption of the Merger Agreement and certain related matters (including, in the case of the Company, the Share Issuance) and against alternative transactions and generally prohibit them from transferring their shares of common stock, subject to certain exceptions. The Voting Agreements will terminate in certain circumstances, including upon the consummation of the Merger or the termination of the Merger Agreement in accordance with its terms.

The foregoing descriptions of the Merger Agreement and the Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the respective agreements attached hereto as Exhibits 2.1, 99.1 and 99.2, respectively, which are incorporated by reference herein.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and securityholders with information regarding the terms of the Merger Agreement. The Merger Agreement and the above description are not intended to provide any other factual information about the Company, FBR, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them rather than establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, FBR or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or FBR. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information about the Company or FBR and their respective subsidiaries, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into the Registration Statement on Form S-4 that will include a Joint Proxy Statement of FBR and the Company, as well as in the reports, statements and other filings each of the Company and FBR make with the United States Securities and Exchange Commission (the “SEC”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated February 17, 2017, by and between B. Riley Financial, Inc. and FBR & Co.*

99.1	Form of Voting Agreement, dated February 17, 2017, by and between B. Riley Financial, Inc. and certain shareholders of FBR & Co.

99.2	Form of Voting Agreement, dated February 17, 2017, by and between FBR & Co. and certain stockholders of B. Riley Financial.

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause B. Riley Financial’s or FBR’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither B. Riley Financial nor FBR assume any duty to update forward looking statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the merger involving B. Riley Financial and FBR, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in B. Riley’s share price before closing; (iii) lower FBR earnings and/or higher FBR transaction and other expenses that result in a shortfall in the funds available for distribution by FBR in the special dividend; (iv) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which B. Riley Financial and FBR operate; (v) the ability to promptly and effectively integrate the businesses of B. Riley Financial and FBR; (vi) the reaction to the transaction of the companies’ customers, employees and counterparties; (vii) diversion of management time on merger-related issues; and (viii) other risks that are described in B. Riley’s and FBR’s public filings with the SEC. For more information, see the risk factors described in each of B. Riley’s and FBR’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

Stockholders are urged to carefully review and consider each of B. Riley Financial’s and FBR’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. In connection with the proposed transaction, B. Riley Financial will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of B. Riley Financial and FBR and a Prospectus of B. Riley Financial (the “Joint Proxy/Prospectus”), as well as other relevant documents concerning the proposed transaction. Stockholders of B. Riley Financial and FBR are urged to carefully read the Registration Statement and the Joint Proxy/Prospectus regarding the transaction in their entirety when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A definitive Joint Proxy/Prospectus will be sent to the stockholders of B. Riley Financial and FBR. The Joint Proxy/Prospectus and other relevant materials (when they become available) filed with the SEC may be obtained free of charge at the SEC’s Website at http://www.sec.gov. FBR AND B. RILEY FINANCIAL STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY/PROSPECTUS AND THE OTHER RELEVANT MATERIALS BEFORE VOTING ON THE TRANSACTION.

Investors will also be able to obtain these documents, free of charge, from FBR by accessing FBR’s website at www.fbr.com under the tab “Investor Relations” or from B. Riley Financial at www.brileyfin.com under the tab “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to B. Riley Financial, Attention: Corporate Secretary, 21255 Burbank Boulevard, Suite 400, Woodland Hills, California 91367 or to FBR, Attention: Corporate Secretary, 1300 North Seventeenth Street, Arlington, Virginia 22209.

Participants in Solicitation

B. Riley Financial and FBR and their directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the stockholders of FBR or B. Riley Financial in connection with the merger. Information about the directors and executive officers of B. Riley Financial and their ownership of B. Riley Financial’s common stock, par value $0.0001 per share is set forth in the proxy statement for B. Riley Financial’s 2016 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 19, 2016. Information about the directors and executive officers of FBR and their ownership of FBR’s common stock, par value $0.001 per share is set forth in the proxy statement for FBR’s 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on May 9, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy/Prospectus regarding the merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. Riley Financial, Inc.

By:	/s/ Phillip J. Ahn
Name:	Phillip J. Ahn
Title:	Chief Financial Officer and Chief Operating Officer

Date: February 21, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated February 17, 2017, by and between B. Riley Financial, Inc. and FBR & Co.*

99.1	Form of Voting Agreement, dated February 17, 2017, by and between B. Riley Financial, Inc. and certain shareholders of FBR & Co.

99.2	Form of Voting Agreement, dated February 17, 2017, by and between FBR & Co. and certain stockholders of B. Riley Financial.

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.